SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is being delivered to the purchaser identified on the signature page to this Agreement (the “Subscriber”) in connection with its investment in Bullfrog Gold Corp., a Nevada corporation (the “Company”). The Company is conducting a private placement (the “Offering”) of units (“Units”), with each Unit consisting of one (1) share of the Company’s common stock and a warrant, as more fully described below, at a purchase price of Forty Cents ($0.40) per Unit (the “Purchase Price”). Each Unit will consist of: (i) one (1) share of the Company’s common stock (the “Common Stock”), par value $0.0001 per share (the “Shares”) (or, at the election of any purchaser who would, as a result of purchase of Units become a beneficial owner of five (5%) percent or greater of the outstanding Common Stock of the Company, one share of the Company’s Series A Preferred Stock, par value $0.0001 per share, which is convertible into one (1) share of Common Stock, with such rights and designations as set forth in the form of Certificate of Designation, attached hereto as Exhibit A, (the “Preferred Shares”)), and (ii) a three (3) year warrant to purchase fifty (50%) percent of the number of Shares purchased in the Offering  (the “Warrant Shares”) at a per share exercise price of $0.60 (the “Exercise Price”), substantially in the form attached hereto as Exhibit B (the “Warrants”). Certain subscribers have the option of purchasing Units including the Preferred Shares by electing such option on page 17 of this Agreement.  For purposes of this Agreement, the term “Securities” shall refer to the Units, the Shares, the Preferred Shares, the Common Stock into which the Preferred Shares are convertible, the Warrants, and the Warrant Shares.

IMPORTANT INVESTOR NOTICES

NO OFFERING LITERATURE OR ADVERTISEMENT IN ANY FORM MAY BE RELIED UPON IN THE OFFERING OF THESE SECURITIES EXCEPT FOR THIS SUBSCRIPTION AGREEMENT AND ANY SUPPLEMENTS HERETO (THE “AGREEMENT”), AND NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS EXCEPT THOSE CONTAINED HEREIN.

THIS AGREEMENT IS CONFIDENTIAL AND THE CONTENTS HEREOF MAY NOT BE REPRODUCED, DISTRIBUTED OR DIVULGED BY OR TO ANY PERSONS OTHER THAN THE RECIPIENT OR ITS REPRESENTATIVE, ACCOUNTANT OR LEGAL COUNSEL, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY.  EACH PERSON WHO ACCEPTS DELIVERY OF THIS AGREEMENT, ACKNOWLEDGES AND AGREES TO THE FOREGOING RESTRICTIONS.

THIS AGREEMENT DOES NOT PURPORT TO BE ALL-INCLUSIVE OR TO CONTAIN ALL OF THE INFORMATION THAT YOU MAY DESIRE IN EVALUATING THE COMPANY, OR AN INVESTMENT IN THE OFFERING. THIS SUBSCRIPTION AGREEMENT DOES NOT CONTAIN ALL OF THE INFORMATION THAT WOULD NORMALLY APPEAR IN A PROSPECTUS FOR AN OFFERING REGISTERED UNDER THE SECURITIES ACT.  YOU MUST CONDUCT AND RELY ON YOUR OWN EVALUATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED, IN DECIDING WHETHER TO INVEST IN THE OFFERING.

THIS AGREEMENT CONTAINS A SUMMARY OF CERTAIN PROVISIONS OF VARIOUS DOCUMENTS RELATING TO THE OPERATIONS OF THE COMPANY .  THESE SUMMARIES DO NOT PURPORT TO BE COMPLETE AND ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE TEXTS OF THE ORIGINAL DOCUMENTS.

THIS AGREEMENT DOES NOT CONSTITUTE AN OFFER OR SOLICITATION OF AN OFFER TO ANY PERSON OR IN ANY JURISDICTION WHERE SUCH OFFER OR SOLICITATION IS UNLAWFUL OR NOT AUTHORIZED.  EACH PERSON WHO ACCEPTS DELIVERY OF THIS SUBSCRIPTION AGREEMENT AGREES TO RETURN IT AND ALL RELATED DOCUMENTS IF SUCH PERSON DOES NOT PURCHASE ANY OF THE SECURITIES DESCRIBED HEREIN.

NEITHER THE DELIVERY OF THIS AGREEMENT AT ANY TIME NOR ANY SALE OF SECURITIES HEREUNDER SHALL IMPLY THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.  THE COMPANY WILL EXTEND TO EACH PROSPECTIVE INVESTOR (AND TO ITS REPRESENTATIVE, ACCOUNTANT OR LEGAL COUNSEL, IF ANY) THE OPPORTUNITY, PRIOR TO ITS PURCHASE OF UNITS, TO ASK QUESTIONS OF AND RECEIVE ANSWERS FROM THE COMPANY CONCERNING THE OFFERING AND TO OBTAIN ADDITIONAL INFORMATION, TO THE EXTENT THE COMPANY  POSSESSES THE SAME OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE, IN ORDER TO VERIFY THE ACCURACY OF THE INFORMATION SET FORTH HEREIN.  ALL SUCH ADDITIONAL INFORMATION SHALL ONLY BE PROVIDED IN WRITING AND IDENTIFIED AS SUCH BY THE COMPANY THROUGH ITS DULY AUTHORIZED OFFICERS AND/OR DIRECTORS ALONE; NO ORAL INFORMATION OR INFORMATION PROVIDED BY ANY BROKER OR THIRD PARTY MAY BE RELIED UPON.

NO REPRESENTATIONS, WARRANTIES OR ASSURANCES OF ANY KIND ARE MADE OR SHOULD BE INFERRED WITH RESPECT TO THE ECONOMIC RETURN, IF ANY, THAT MAY ACCRUE TO AN INVESTOR IN THE COMPANY.

THIS AGREEMENT CONTAINS FORWARD-LOOKING STATEMENTS REGARDING THE COMPANY’S PERFORMANCE, STRATEGY, PLANS, OBJECTIVES, EXPECTATIONS, BELIEFS AND INTENTIONS.  THE OUTCOME OF THE EVENTS DESCRIBED IN THESE FORWARD-LOOKING STATEMENTS IS SUBJECT TO SUBSTANTIAL RISKS, AND ACTUAL RESULTS COULD DIFFER MATERIALLY.  THE SECTIONS ENTITLED “EXECUTIVE SUMMARY,” “RISK FACTORS,” AND “DESCRIPTION OF BUSINESS,” IN ANY SEC FILING OR REPORT, AS WELL AS THIS AGREEMENT GENERALLY, CONTAINS DISCUSSIONS OF SOME OF THE FACTORS THAT COULD CONTRIBUTE TO THESE DIFFERENCES.

THIS SUBSCRIPTION AGREEMENT AND THE SEC FILINGS AND REPORTS INCLUDE DATA OBTAINED FROM INDUSTRY PUBLICATIONS AND REPORTS, WHICH THE COMPANY BELIEVES TO BE RELIABLE SOURCES; HOWEVER, NEITHER THE ACCURACY NOR COMPLETENESS OF THIS DATA IS GUARANTEED. WE HAVE NEITHER INDEPENDENTLY VERIFIED THIS DATA NOR SOUGHT THE CONSENT OF SUCH SOURCES TO REFER TO THEIR REPORTS IN THIS SUBSCRIPTION AGREEMENT.

THE OFFERING PRICE OF THE UNITS HAS BEEN DETERMINED ARBITRARILY.  THE PRICE OF THE UNITS AND THE COMMON OR PREFERRED STOCK AND WARRANTS DOES NOT NECESSARILY BEAR ANY RELATIONSHIP TO THE ASSETS, EARNINGS OR BOOK VALUE OF THE COMPANY, OR TO POTENTIAL ASSETS, EARNINGS, OR BOOK VALUE OF THE COMPANY.  THERE IS NO ACTIVE TRADING MARKET IN THE COMPANY’S COMMON STOCK AND THERE CAN BE NO ASSURANCE THAT AN ACTIVE TRADING MARKET IN ANY OF THE COMPANY’S SECURITIES WILL DEVELOP OR BE MAINTAINED.  A LIMITED NUMBER OF SHARES OF COMMON STOCK MAY BE ELIGIBLE FOR TRADING PRIOR TO REGISTRATION OF THE SECURITIES SOLD IN THE OFFERING, AND SUCH REGISTRATION MAY BE DELAYED IN CERTAIN CIRCUMSTANCES.  THE PRICE OF SHARES QUOTED ON THE OTC BULLETIN BOARD OR TRADED ON ANY EXCHANGE MAY BE IMPACTED BY A LACK OF LIQUIDITY OR AVAILABILITY OF SHARES FOR PUBLIC SALE AND ALSO WILL NOT NECESSARILY BEAR ANY RELATIONSHIP TO THE ASSETS, EARNINGS, BOOK VALUE OR POTENTIAL PROSPECTS OF THE COMPANY OR APPLICABLE QUOTED OR TRADING PRICES THAT MAY EXIST FOLLOWING REGISTRATION OR THE LAPSE OF RESTRICTIONS ON THE SECURITIES SOLD PURSUANT TO THE OFFERING OR OTHER RESTRICTIONS. SUCH PRICES SHOULD NOT BE CONSIDERED ACCURATE INDICATORS OF FUTURE QUOTED OR TRADING PRICES THAT MAY SUBSEQUENTLY EXIST FOLLOWING.

THE COMPANY RESERVES THE RIGHT, IN ITS SOLE DISCRETION, TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART FOR ANY REASON OR FOR NO REASON. THE COMPANY IS NOT OBLIGATED TO NOTIFY RECIPIENTS OF THIS SUBSCRIPTION AGREEMENT WHETHER ALL OF THE UNITS OFFERED HEREBY HAVE BEEN SOLD.

SUBSCRIBERS MAY BE DEEMED TO BE IN POSSESSION OF MATERIAL NON-PUBLIC INFORMATION WITHIN THE MEANING OF THE UNITED STATES SECURITIES LAWS AND REGULATIONS REGARDING A PUBLIC COMPANY. THIS AGREEMENT CONTAINS CONFIDENTIAL INFORMATION CONCERNING THE COMPANY, AND HAS BEEN PREPARED SOLELY FOR USE IN CONNECTION WITH THE OFFERING DESCRIBED HEREIN. ANY USE OF THIS INFORMATION FOR ANY PURPOSE OTHER THAN IN CONNECTION WITH THE CONSIDERATION OF AN INVESTMENT IN THE SECURITIES OF THE COMPANY THROUGH THE OFFERING DESCRIBED HEREIN MAY SUBJECT THE USER TO CIVIL AND/OR CRIMINAL LIABILITY. THE RECIPIENT, BY ACCEPTING THIS SUBSCRIPTION AGREEMENT, AGREES NOT TO: (I) DISTRIBUTE OR REPRODUCE THIS SUBSCRIPTION AGREEMENT, IN WHOLE OR IN PART, AT ANY TIME, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY; (II) TO KEEP CONFIDENTIAL THE EXISTENCE OF THIS DOCUMENT AND THE INFORMATION CONTAINED HEREIN OR MADE AVAILABLE IN CONNECTION WITH ANY FURTHER INVESTIGATION OF THE COMPANY; AND (III) REFRAIN FROM TRADING IN THE PUBLICLY-TRADED SECURITIES OF THE COMPANY OR ANY OTHER RELEVANT COMPANY FOR SO LONG AS SUCH RECIPIENT IS IN POSSESSION OF THE MATERIAL NON-PUBLIC INFORMATION CONTAINED HEREIN. SUBSCRIBERS ARE ADVISED THAT THEY SHOULD SEEK THEIR OWN LEGAL COUNSEL PRIOR TO EFFECTUATING ANY TRANSACTIONS IN THE PUBLICLY TRADED COMPANY’S SECURITIES.

FOR RESIDENTS OF ALL STATES

THIS OFFERING IS BEING MADE SOLELY TO “ACCREDITED INVESTORS,” AS SUCH TERM IS DEFINED IN RULE 501 OF REGULATION D UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND WILL BE OFFERED AND SOLD IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION AFFORDED BY SECTION 4(2) THEREUNDER AND REGULATION D (RULE 506) OF THE SECURITIES ACT AND CORRESPONDING PROVISIONS OF STATE SECURITIES LAWS.

THE SECURITIES OFFERED HEREBY ARE SUBJECT TO RESTRICTION ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS SUBSCRIPTION AGREEMENT.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS AGREEMENT AS INVESTMENT, LEGAL, BUSINESS, OR TAX ADVICE.  EACH INVESTOR SHOULD CONTACT HIS, HER OR ITS OWN ADVISORS REGARDING THE APPROPRIATENESS OF THIS INVESTMENT AND THE TAX CONSEQUENCES THEREOF, WHICH MAY DIFFER DEPENDING ON AN INVESTOR’S PARTICULAR FINANCIAL SITUATION.  IN NO EVENT SHOULD THIS AGREEMENT BE DEEMED OR CONSIDERED TO BE TAX ADVICE PROVIDED BY THE COMPANY.

FOR FLORIDA RESIDENTS ONLY

THE UNITS REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER § 517.061 OF THE FLORIDA SECURITIES ACT.  THE UNITS HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA.  IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE COMPANY, AN AGENT OF THE COMPANY, OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER

1.           SUBSCRIPTION AND PURCHASE PRICE

(a)           Subscription.  Subject to the conditions set forth in Section 2 hereof, the Subscriber hereby subscribes for and agrees to purchase the number of Units indicated on page 17 hereof on the terms and conditions described herein.

(b)           Purchase of Units.  The Subscriber understands and acknowledges that the purchase price to be remitted to the Company in exchange for the Units shall be set at Forty Cents ($0.40) per Unit, for an aggregate purchase price as set forth on page 17 hereof (the “Aggregate Purchase Price”). The Subscriber’s delivery of this Agreement to the Company shall be accompanied by payment for the Units subscribed for hereunder, payable in United States Dollars, by wire transfer of immediately available funds delivered contemporaneously with the Subscriber’s delivery of this Agreement to the Company in accordance with the wire instructions provided on Exhibit C and pursuant to and in accordance with the Escrow Agreement, attached hereto as Exhibit D (the “Escrow Agreement”). The Subscriber understands and agrees that, subject to Section 2 and applicable laws, by executing this Agreement, it is entering into a binding agreement.

2.           ACCEPTANCE, OFFERING TERM AND CLOSING PROCEDURES

(a)           Acceptance or Rejection. Subject to full, faithful and punctual performance and discharge by the Company of all of its duties, obligations and responsibilities as set forth in this Agreement and any other agreement entered into between the Subscriber and the Company relating to this subscription (collectively, the "Transaction Documents"), the Subscriber shall be legally bound to purchase the Units pursuant to the terms and conditions set forth in this Agreement.  For the avoidance of doubt, upon the occurrence of the failure by the Company to fully, faithfully and punctually perform and discharge any of its duties, obligations and responsibilities as set forth in any of the Transaction Documents, which shall have been performed or otherwise discharged prior to the Closing, the Subscriber may, on or prior to the Closing (as defined below), at its sole and absolute discretion, elect not to purchase the Units and provide instructions to the escrow agent under the Escrow Agreement to receive the full and immediate refund of the Aggregate Purchase Price. The Subscriber understands and agrees that the Company reserves the right to reject this subscription for Units in whole or part in any order at any time prior to the Closing for any reason, notwithstanding the Subscriber’s prior receipt of notice of acceptance of the Subscriber’s subscription.  In the event the Closing does not take place because of (i) the rejection of subscription for Units by the Company; or (ii) the election not to purchase the Shares by the Subscriber; or (iii) failure to effectuate the Initial Closing on or prior to August 31, 2011 (unless extended in the discretion of the Board of Directors) (the “Initial Closing Date”)  for any reason or no reason, this Agreement and any other Transaction Documents shall thereafter be terminated and have no force or effect, and the parties shall take all steps, including the execution of instructions to the escrow agent, to ensure that the Aggregate Purchase Price held in accordance with the Escrow Agreement shall promptly be returned or caused to be returned to the Subscriber without interest thereon or deduction therefrom.

(b)           Closing.  The closing of the purchase and sale of the Units hereunder (the “Closing”) shall take place at the offices of Sichenzia Ross Friedman Ference, LLP, 61 Broadway, 32nd Floor, New York, NY 10006 or such other place as determined by the Company and may take place in one of more closings, provided the Minimum Offering (as defined in Section 5(h) below) has been reached.  Closings shall take place on a Business Day promptly following the satisfaction of the conditions set forth in Section 7 below, as determined by the Company (the “Closing Date”). “Business Day” shall mean from the hours of 9:00 a.m. (Eastern Time) through 5:00 p.m. (Eastern Time) of a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required to be closed. The Shares, Preferred Shares, and Warrants purchased by the Subscriber will be delivered by the Company promptly following the Final Closing Date (as defined in Section 5(h) below) of the Offering.

(c)           Following Acceptance or Rejection.  The Subscriber acknowledges and agrees that this Agreement and any other documents delivered in connection herewith will be held by the Company. In the event that this Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, this Agreement, the Aggregate Purchase Price received (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Agreement. If this Agreement is accepted by the Company, the Company is entitled to treat the Aggregate Purchase Price received as an interest free loan to the Company until such time as the Subscription is accepted.

(d)           Favored Nations Provision.  Other than in connection with (i) full or partial consideration in connection with a strategic merger, acquisition, consolidation or purchase of substantially all of the securities or assets of a corporation or other entity which holders of such securities or debt are not at any time granted registration rights equal to or greater than those granted to the Subscribers, (ii) the Company’s issuance of securities in connection with strategic license agreements and other partnering arrangements so long as such issuances are not primarily for the purpose of raising capital and which holders of such securities or debt are not at any time granted registration rights equal to or greater than those granted to the Subscribers, (iii) the Company’s issuance of Common Stock or the issuances or grants of options to purchase Common Stock to employees, directors, and consultants, pursuant to plans that have been approved by a majority of the independent members of the board of directors of the Company or in existence as such plans are constituted on the date of this Agreement, (iv) securities upon the exercise or exchange of or conversion of any securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement on the terms in effect on the Closing Date,  (v) as a result of the exercise of Warrants or conversion of the Preferred Stock issued pursuant to this Agreement, (vi) the Company’s issuance of Common Stock or the issuances or grants of options to purchase Common Stock to consultants and service providers approved by a majority in amount of the Shares sold in the Offering, including the Preferred Stock, voting as a group, held as of the date of approval (“Subscriber Consent”), and (v) any and all securities required to be assumed by the Company by the terms thereof as a result of any of the foregoing even if issued by a predecessor acquired in connection with a business combination, merger or share exchange (collectively, the foregoing (i) through (v) are “Excepted Issuances”), if at any time for a period of twelve (12) months from the date of the Final Closing Date of the Offering with respect to the Shares and Preferred Shares (the “Expiration Date”), the Company shall agree to or issue any Common Stock or securities convertible into or exercisable for shares of Common Stock (or modify any of the foregoing which may be outstanding) to any person or entity at a price per share or conversion or exercise price per share which shall be less than $0.40 per share, being the per share price of Common Stock hereunder (disregarding any value attributable to the Warrants) or as in effect at such time, or if less than the Warrant exercise price in effect at such time, without the consent of the Subscribers (the “Lower Price Issuance”), then the Company shall issue such additional number of Shares or Preferred Shares, as the case may be, and the Warrant exercise price shall automatically be reduced and the number of Warrant Shares increased to reflect such other lower price for the Shares and if additional Shares of Common Stock are required to be issued, the additional number of Warrants that would have been issuable on the basis of the Warrants issued pursuant to this Agreement (i.e., 50%).  The average Purchase Price of the Shares (or the Preferred Shares, as the case may be) of Common Stock and average exercise price in relation to the Warrant Shares shall be calculated separately for the Shares and Warrant Shares.  Common Stock issued or issuable by the Company for no consideration or for consideration that cannot be determined at the time of issue will be deemed issuable or to have been issued for $0.0001 per share of Common Stock.  The rights of Subscribers set forth in this Section 2(d) are in addition to any other rights the Subscribers have pursuant to this Agreement or the Warrants, and any other agreement referred to or entered into in connection herewith or to which Subscribers and Company are parties.  Notwithstanding anything herein or in any other agreement to the contrary, the Company shall only be required to make a single adjustment with respect to any Lower Price Issuance, regardless of the existence of multiple basis therefore.

(e)           Maximum Exercise of Rights.   In the event the exercise of the rights described in Section 2  would or could result in the issuance of an amount of Common Stock of the Company that would exceed the maximum amount that may be issued to Subscribers calculated in the manner as described in Section 2(f) of this Agreement, then the issuance of such additional shares of Common Stock of the Company to Subscribers will be deferred in whole or in part until such time as Subscribers are able to beneficially own such Common Stock without exceeding the applicable maximum amount set forth calculated in the manner described in Section 2(f) of this Agreement and notifies the Company accordingly.

(f)           Maximum Conversion.  A Subscriber shall not be entitled to convert Preferred Shares or Warrants nor may the Company make any payment for a Lower Priced Issuance, or otherwise, by delivery of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by such Subscriber and its Affiliates on a payment date, and (ii) the number of Preferred Shares Warrant Shares issuable upon the conversion of the Warrant with respect to which the determination of this provision is being made on a calculation date, which would result in beneficial ownership by Subscriber and its Affiliates of more than 4.99% of the outstanding shares of Common Stock of the Company on such date.  For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 thereunder.  Subject to the foregoing, the Subscriber shall not be limited to aggregate beneficial ownership of only 4.99% and aggregate beneficial ownership by the Subscriber may exceed 4.99%.  The Subscriber may increase the permitted beneficial ownership amount up to 9.99% upon and effective after 61 days prior written notice to the Company.  Subscriber may allocate which of the equity of the Company deemed beneficially owned by Subscriber shall be included in the 4.99% amount described above and which shall be allocated to the excess above 4.99%.

(g)           Form S-8 restriction.  Approval by a majority in amount of the Shares sold in the Offering, including the Preferred Stock, voting as a group, held as of the date of approval, as used herein, shall mean “Subscriber Consent”. Prior to the period ending eighteen (18) months following the Final Closing Date (the “Expiration Date”), the Company agrees not to file any registration statement on Form S-8 with the Securities and Exchange Commission without Subscriber Consent.

(h)           Extraordinary Events Regarding Common Stock.  In the event that the Company shall (a) issue additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein. The number of Shares or Preferred Shares, as the case may be and Warrants that the Subscriber shall thereafter, be issued and obtain on the exercise hereof, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

(i)           Certificate as to Adjustments.  In each case of any adjustment or readjustment in the Shares or Preferred Shares issuable hereunder or shares of Common Stock issuable upon the exercise of the Warrants, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms hereof and of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of Shares or Preferred Shares to be received and shares of Common Stock to be received upon exercise of the Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided herein. The Company will forthwith mail a copy of each such certificate to the Subscriber and of the Warrant and any Warrant Agent of the Company.

3.           THE SUBSCRIBER’S REPRESENTATIONS, WARRANTIES AND COVENANTS

The Subscriber hereby acknowledges, agrees with and represents, warrants and covenants to the Company, as follows:

(a)           The Subscriber has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the Subscriber, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as enforceability of the obligations hereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

(b)           The Subscriber acknowledges its understanding that the Offering and sale of the Securities is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”).  In furtherance thereof, the Subscriber represents and warrants to the Company and its affiliates as follows:

(i)           The Subscriber realizes that the basis for the exemption from registration may not be available if, notwithstanding the Subscriber’s representations contained herein, the Subscriber is merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Subscriber does not have any such intention.

(ii)           The Subscriber realizes that the basis for exemption would not be available if the Offering is part of a plan or scheme to evade registration provisions of the Securities Act or any applicable state or federal securities laws.

(iii)           The Subscriber is acquiring the Securities solely for the Subscriber’s own beneficial account, for investment purposes, and not with a view towards, or resale in connection with, any distribution of the Securities.

(iv)           The Subscriber has the financial ability to bear the economic risk of the Subscriber’s investment, has adequate means for providing for its current needs and contingencies, and has no need for liquidity with respect to an investment in the Company.

(v)           The Subscriber and the Subscriber’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of a prospective investment in the Securities. If other than an individual, the Subscriber also represents it has not been organized solely for the purpose of acquiring the Securities.

(vi)           The Subscriber (together with its Advisors, if any) has received all documents requested by the Subscriber, if any, has carefully reviewed them and understands the information contained therein, prior to the execution of this Agreement.

(c)           The Subscriber is not relying on the Company or any of its employees, agents, sub-agents or advisors with respect to the legal, tax, economic and related considerations involved in this investment. The Subscriber has relied on the advice of, or has consulted with, only its Advisors. Each Advisor, if any, has disclosed to the Subscriber in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between the Advisor and the Company or any affiliate or sub-agent thereof.

(d)           The Subscriber has carefully considered the potential risks relating to the Company and a purchase of the Securities, and fully understands that the Securities are a speculative investment that involves a high degree of risk of loss of the Subscriber’s entire investment. Among other things, the Subscriber has carefully considered each of the risks described under the heading “Risk Factors” in the Company’s SEC Filings, which risk factors are incorporated herein by reference, and any additional disclosures in the nature of Risk Factors described herein, including, without limitation, the additional disclosures in Section 3(u), below.

 (e)           The Subscriber will not sell or otherwise transfer any Securities without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the Subscriber must bear the economic risk of its purchase because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available.  In particular, the Subscriber is aware that the Securities are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The Subscriber also understands that the Company is under no obligation to register the Securities on behalf of the Subscriber or to assist the Subscriber in complying with any exemption from registration under the Securities Act or applicable state securities laws. The Subscriber understands that any sales or transfers of the Securities are further restricted by state securities laws and the provisions of this Agreement.

(f)           No oral or written representations or warranties have been made, or information furnished, to the Subscriber or its Advisors, if any, by the Company or any of its officers, employees, agents, sub-agents, affiliates, advisors or subsidiaries in connection with the Offering, other than any representations of the Company contained herein, and in subscribing for the Units, the Subscriber is not relying upon any representations other than those contained herein.

(g)           The Subscriber’s overall commitment to investments that are not readily marketable is not disproportionate to the Subscriber’s net worth, and an investment in the Securities will not cause such overall commitment to become excessive.

(h)           The Subscriber understands and agrees that the certificates for the Securities shall bear substantially the following legend until (i) such Securities shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel for the Company, such Securities may be sold without registration under the Securities Act, as well as any applicable “blue sky” or state securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS.  SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

(i)           Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved the Securities or passed upon or endorsed the merits of the Offering. There is no government or other insurance covering any of the Securities.

(j)           The Subscriber and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the Subscriber and its Advisors, if any.

(k)           (i)           In making the decision to invest in the Securities the Subscriber has relied solely upon the information provided by the Company in the Transaction Documents.  To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Securities hereunder.  The Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber’s consideration of an investment in the Securities other than the Transaction Documents.

(ii)           The Subscriber represents and warrants that: (i) the Subscriber was contacted regarding the sale of the Securities by the Company (or an authorized agent or representative thereof) with whom the Subscriber had a prior substantial pre-existing relationship  and (ii) no Securities were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising; or (C) observe any website or filing of the Company with the SEC in which any offering of securities by the Company was described and as a result learned of any offering of securities by the Company.

(l)           The Subscriber has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby.

(m)           The Subscriber is not relying on the Company or any of its employees, agents, or advisors with respect to the legal, tax, economic and related considerations of an investment in the Shares, and the Subscriber has relied on the advice of, or has consulted with, only its own Advisors.

(n)           The Subscriber acknowledges that any estimates or forward-looking statements or projections furnished by the Company to the Subscriber were prepared by the management of the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company or its management and should not be relied upon.

(o)           No oral or written representations have been made, or oral or written information furnished, to the Subscriber or its Advisors, if any, in connection with the Offering that are in any way inconsistent with the information contained herein.

(p)           (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Subscriber or Plan fiduciary (i) is responsible for the decision to invest in the Company; (ii) is independent of the Company and any of its affiliates; (iii) is qualified to make such investment decision; and (iv) in making such decision, the Subscriber or Plan fiduciary has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

(q)           This Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any subscription for any reason.

(r)           The Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors, affiliates and shareholders, and each other person, if any, who controls any of the foregoing from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) (a “Loss”) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or therein; provided, however, that the Subscriber shall not be liable for any Loss that in the aggregate exceeds the Subscriber’s Aggregate Purchase Price tendered hereunder.

(s)           The Subscriber is, and on each date on which the Subscriber continues to own restricted Securities from the Offering will be, an “Accredited Investor” as defined in Rule 501(a) under the Securities Act. In general, an “Accredited Investor” is deemed to be an institution with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 (excluding such person’s residence) or annual income exceeding $200,000 or $300,000 jointly with his or her spouse.

(t)           The Subscriber, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the Offering, and has so evaluated the merits and risks of such investment. The Subscriber has not authorized any person or entity to act as its Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Securities Act) in connection with the Offering. The Subscriber is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(u)           The Subscriber has reviewed, or had an opportunity to review, all of the SEC Filings (as defined below), and all “Risk Factors” and “Forward Looking Statements” disclaimers contained therein.  In addition, the Subscriber has reviewed and acknowledges it has such knowledge, sophistication, and experience in securities matters, and understands the following additional Risk Factor related to the Company:

SPECIAL RISK FACTOR INVOLVING INVESTOR RELATIONS ACTIVITIES, NOMINAL “FLOAT” AND SUPPLY AND DEMAND FACTORS THAT MAY AFFECT THE PRICE OF OUR STOCK.

The Company expects to utilize various techniques such as non-deal road shows and investor relations campaigns in order to create investor awareness for the Company.  These campaigns may include personal, video and telephone conferences with investors and prospective investors in which our business practices are described.  The Company may provide compensation to investor relations firms and pay for newsletters, websites, mailings and email campaigns that are produced by third-parties based upon publicly-available information concerning the Company.  The Company will not be responsible for the content of analyst reports and other writings and communications by investor relations firms not authored by the Company or from publicly available information.  The Company does not intend to review or approve the content of such analysts’ reports or other materials based upon analysts’ own research or methods.  Investor relations firms should generally disclose when they are compensated for their efforts, but whether such disclosure is made or complete is not under our control.   In addition, investors in the Company may, from time to time, also take steps to encourage investor awareness through similar activities that may be undertaken at the expense of the investors.  Investor awareness activities may also be suspended or discontinued which may impact the trading market our common stock.

 The SEC and FINRA enforce various statutes and regulations intended to prevent manipulative or deceptive devices in connection with the purchase or sale of any security and carefully scrutinize trading patterns and company news and other communications for false or misleading information, particularly in cases where the hallmarks of “pump and dump” activities may exist, such as rapid share price increases or decreases.  We, and our shareholders may be subjected to enhanced regulatory scrutiny due to the small number of holders who initially will own the registered shares of our common stock publicly available for resale, and the limited trading markets in which such shares may be offered or sold which have often been associated with improper activities concerning penny-stocks, such as the OTC Bulletin Board or the OTCQB Marketplace (Pink OTC) or pink sheets.  Until such time as the common stock sold in the Offering is registered and until such time as our restricted shares are registered or available for resale under Rule 144, there will continue to be a small percentage of shares held by a small number of investors, many of whom acquired such shares in privately negotiated purchase and sale transactions, that will constitute the entire available trading market.  The Supreme Court has stated that manipulative action is a term of art connoting intentional or willful conduct designed to deceive or defraud investors by controlling or artificially affecting the price of securities.  Often times, manipulation is associated by regulators with forces that upset the supply and demand factors that would normally determine trading prices.  Since a small percentage of the outstanding common stock of the Company will initially be available for trading, held by a small number of individuals or entities, the supply of our common stock for sale will be extremely limited for an indeterminate amount of time, which could result in higher bids, asks or sales prices than would otherwise exist.  Securities regulators have often cited factors such as thinly-traded markets, small numbers of holders, and awareness campaigns as hallmarks  of claims of price manipulation and other violations of law when combined with manipulative trading, such as wash sales, matched orders or other manipulative trading timed to coincide with false or touting press releases.  There can be no assurance that the Company’s or third-parties’ activities, or the small number of potential sellers or small percentage of stock in the “float,” or determinations by purchasers or holders as to when or under what circumstances or at what prices they may be willing to buy or sell stock will not artificially impact (or would be claimed by regulators to have affected) the normal supply and demand factors that determine the price of the stock.

PURCHASE OF UNITS BY AFFILIATES OF THE PLACEMENT AGENTS AND/OR THE COMPANY MAY BE USED TO SATISFY THE MINIMUM OFFERING, AND OUR RAISING THE MINIMUM OFFERING AMOUNT SHOULD NOT BE DEEMED EVIDENCE OF AN ENDORSEMENT OF THE OFFERING BY INDEPENDENT PURCHASERS.

Units may be purchased by Placement Agents, if any, and their officers, employees and affiliates, and by the Company’s officers, directors, employees and affiliates (including current stockholders and their respective affiliates) and such purchases shall be applied in reaching the Minimum Offering.  Accordingly, investors in the Offering should understand and recognize that not all subscribers will necessarily have made an independent investment decision with no affiliation with either the Company or the Placement Agents.

4.           THE COMPANY’S REPRESENTATIONS, WARRANTIES AND COVENANTS

The Company hereby acknowledges, agrees with and represents, warrants and covenants to the Subscriber, as follows:

(a)           Organization and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada.  The Company is duly qualified to do business, and is in good standing in the states required due to (a) the ownership or lease of real or personal property for use in the operation of the Company's business or (b) the nature of the business conducted by the Company.  The Company has all requisite power, right and authority to own, operate and lease its properties and assets, to carry on its business as now conducted, to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party, and to carry out the transactions contemplated hereby and thereby.  All actions on the part of the Company and its officers and directors necessary for the authorization, execution, delivery and performance of this Agreement and the other Transaction Documents, the consummation of the transactions contemplated hereby and thereby, and the performance of all of the Company's obligations under this Agreement and the other Transaction Documents have been taken or will be taken prior to the Closing.  This Agreement has been, and the other Transaction Documents to which the Company is a party on the Closing will be, duly executed and delivered by the Company, and this Agreement is, and each of the other Transaction Documents to which it is a party on the Closing will be, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

(b)           Issuance of Securities.  The Securities to be issued to the Subscriber pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued and will be fully paid and non-assessable.

(c)           Authorization; Enforcement.  The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company, and the consummation of the transactions contemplated hereby and thereby, will not (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of any law or any judgment, decree, order, regulation or rule of any court, agency or other governmental authority applicable to the Company, (b) require any consent, approval or authorization of, or declaration, filing or registration with, any person, (c) result in a default (with or without the giving of notice or lapse of time, or both) under, acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, any agreement, lease, note or other restriction, encumbrance, obligation or liability to which the Company is a party or by which it is bound or to which any assets of the Company are subject, (d) result in the creation of any lien or encumbrance upon the assets of the Company, or upon any Shares or other securities of the Company, (e) conflict with or result in a breach of or constitute a default under any provision of those certain articles of incorporation or those certain bylaws of the Company, or (f) invalidate or adversely affect any permit, license, authorization or status used in the conduct of the business of the Company.

(d)           SEC Filings. The Company is subject to, and in full compliance with, the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has made available to each Subscriber through the EDGAR system true and complete copies of each of the Company’s Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Current Reports on Form 8-K, in each case filed since June 27, 2011 (collectively, the “SEC Filings”), and all such SEC Filings are incorporated herein by reference.  The SEC Filings, when they were filed with the SEC (or, if any amendment with respect to any such document was filed, when such amendment was filed), complied in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder and did not, as of such date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. All reports and statements required to be filed by the Company under the Securities Act and the Exchange Act have been filed, together with all exhibits required to be filed therewith. The Company and each of its direct and indirect subsidiaries, if any (collectively, the “Subsidiaries”), are engaged in all material respects only in the business described in the SEC Filings, and the SEC Filings contain a complete and accurate description in all material respects of the business of the Company and the Subsidiaries.

(e)           No Financial Advisor. The Company acknowledges and agrees that the Subscriber is acting solely in the capacity of an arm’s length purchaser with respect to the Securities and the transactions contemplated hereby. The Company further acknowledges that the Subscriber is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Subscriber or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Subscriber’s purchase of the Units. The Company further represents to the Subscriber that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(f)           Indemnification.  The Company will indemnify and hold harmless the Subscriber and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all Loss arising out of or based upon any representation or warranty of the Company contained herein or in any document furnished by the Company to the Subscriber in connection herewith being untrue in any material respect or any breach or failure by the Company to comply with any covenant or agreement made by the Company to the Subscriber in connection therewith; provided, however, that the Company’s liability shall not exceed the Subscriber’s Aggregate Purchase Price tendered hereunder.

(g)           Capitalization and Additional Issuances.  The authorized and outstanding capital stock of the Company on a fully diluted basis as of the date of this Agreement and the Closing Date (not including the Securities) are set forth on Schedule 4(g).  Except as set forth on Schedule 4(g), there are no options, warrants, or rights to subscribe to, securities, rights, understandings or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock or other equity interest of the Company or any of the Subsidiaries.  The only officer, director, employee and consultant stock option or stock incentive plan or similar plan currently in effect or contemplated by the Company is described on Schedule 4(g).  There are no outstanding agreements or preemptive or similar rights affecting the Company's Common Stock.

(h)           Private Placements.  Assuming the accuracy of the Subscriber’s representations and warranties set forth in Section 3, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Subscribers as contemplated hereby.

(j)           Investment Company.  The Company is not, and is not an affiliate of, and immediately after receipt of payment for the Shares will not be or be an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.  The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

5.           OTHER AGREEMENTS OF THE PARTIES

(a)           Furnishing of Information.  As long as any Subscriber owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.  As long as any Subscriber owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Subscribers and make publicly available in accordance with Rule 144(c) under the Securities Act such information as is required for the Subscribers to sell the Securities under Rule 144.  The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such person to sell such Securities without registration under the Securities Act within the limitation of the exemptions proved by Rule 144 under the Securities Act.

(b)           Shareholder Rights Plan.  No claim will be made or enforced by the Company or, to the knowledge of the Company, any other person that any Subscriber is an “Acquiring Person” under any shareholder rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Subscriber could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Subscribers.

(c)           Securities Laws Disclosure; Publicity.  The Company and each Subscriber shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor any Subscriber shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Subscriber, or without the prior consent of each Subscriber, with respect to any press release of the Company, which consent shall not unreasonably be withheld.  Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Subscriber, or include the name of any Subscriber in any filing with the SEC or any regulatory agency, without the prior written consent of such Subscriber, except (i) as required by federal securities law in connection with the registration statement contemplated by the Registration Rights Agreement and (ii) to the extent such disclosure is required by law.

(d)           Integration.  The Company shall not, and shall use its best efforts to ensure that no affiliate of the Company shall, after the date hereof, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Subscribers.

(e)           Reservation of Securities.  The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents.  In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations in full under the Transaction Documents, the Company shall promptly take such actions as may be required to increase the number of authorized shares.  The Subscribers acknowledge that certain Subscribers shall be entitled to subscribe for the Preferred Shares.  The Preferred Shares shall be equivalent in all respects to the Shares, and shall be convertible into Shares, other than a liquidation preference of $0.0001 per share upon a liquidation or dissolution of the Company.

(f)           Reimbursement.  If any Subscriber or any of its affiliates or any officer, director, partner, controlling person, employee or agent of a Subscriber or any of its affiliates (a “Related Person”) becomes involved in any capacity in any proceeding brought by or against any person in connection with or as a result of any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any Transaction Documents, the Company will indemnify and hold harmless such Subscriber or Related Person for its reasonable legal and other expenses (including the costs of any investigation, preparation and travel) and for any losses incurred in connection therewith, as such expenses or losses are incurred, excluding only losses that result directly from such Subscribers’ or Related Person’s gross negligence or willful misconduct.  The indemnification obligations of the Company under this paragraph shall be in addition to any liability that the Company may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Subscribers and any such Related Persons.  The Company also agrees that neither the Subscribers nor any Related Persons shall have any liability to the Company or any person asserting claims on behalf of or in right of the Company in connection with or as a result of the transactions contemplated by the Transaction Documents, except to the extent that any losses incurred by the Company result from the gross negligence or willful misconduct of the applicable Subscriber or Related Person in connection with such transactions; provided, however, that the Subscriber shall not be liable for any Loss that in the aggregate exceeds the Subscriber’s Aggregate Purchase Price tendered hereunder.  If the Company breaches its obligations under any Deal Document, then, in addition to any other liabilities the Company may have under any Deal Document or applicable law, the Company shall pay or reimburse the Subscribers on demand for all costs for collection and enforcement (including reasonable attorneys’ fees and expenses).  Without limiting the generality of the foregoing, the Company specifically agrees to reimburse the Subscribers on demand for all costs of enforcing the indemnification obligations in this paragraph.  Notwithstanding anything in this Section 5(f) to the contrary, the Company’s liability to the Subscriber hereunder shall not exceed the Subscriber’s Aggregate Purchase Price.

(g)           Use of Proceeds.  The Company anticipates using the gross proceeds from the Offering as set forth on Schedule A, annexed hereto.

(h)           Minimum Offering; Purchases by Insiders.  During the Offering, subscriptions will be placed and held in a non-interest bearing escrow account Citibank, NA.  The Initial Closing may be held upon receipt and acceptance of subscriptions for $2,500,000 (the “Minimum Offering”) prior to August 31, 2011. The date of the Initial Closing is sometimes referred to as the “Initial Closing Date.”  Subsequent closings (each a “Subsequent Closing”) will be held until the earlier to occur of: (i) the date on which the entire Offering has been subscribed for and accepted by the Company (the “Final Closing Date”), and (ii) September 30, 2011.  The Offering may be extended up to October 15, 2011, without additional notice to Subscribers.  Officers, directors and affiliates of the Company and the Placement Agent, if any, may purchase securities in the Offering which shall count towards satisfaction of the Minimum Offering.

6. REGISTRATION RIGHTS

The Company will file a “resale” registration statement with the SEC covering all Shares of Common Stock included within the Units sold in the Offering and underlying any Preferred Shares and the Warrants, so that the shares of Common Stock will be registered under the Securities Act. The Company will maintain the effectiveness of the “resale” registration statement from the effective date of the registration statement until all Registrable Securities (as defined in the Registration Rights Agreement) covered by such registration statement have been sold, or may be sold without the requirement to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, as determined by the counsel to the Company.  The Company will use its reasonable best efforts to have such “resale” registration statement filed within One Hundred and Eighty (180) days after the Final Closing Date and declared effective by the SEC as soon as possible and, in any event, within Three Hundred and Sixty (360) days after the Final Closing Date of the Offering (the “Effectiveness Deadline”), unless extended by Subscriber Consent.

The Company is obligated to pay to the Subscribers a fee of 1% per month of the investors’ investment, payable in cash, up to a maximum of 6%, for each month in excess of the Effectiveness Deadline that the registration statement has not been declared effective; provided, however, that the Company shall not be obligated to pay any such liquidated damages if the Company is unable to fulfill its registration obligations as a result of rules, regulations, positions or releases issued or actions taken by the SEC pursuant to its authority with respect to “Rule 415”, provided the Company registers at such time the maximum number of shares of Common Stock permissible upon consultation with the staff of the SEC; provided, further, that the Company shall not be obligated to pay any liquidated damages at any time following the one year anniversary of the Final Closing Date.

The description of registration rights is qualified in its entirety by reference to Registration Rights Agreement annexed hereto as Exhibit E.

7.           CONDITIONS TO ACCEPTANCE OF SUBSCRIPTION

The Company’s right to accept the subscription of the Subscriber is conditioned upon satisfaction of the following conditions precedent on or before the date the Company accepts such subscription:

(a)           As of the Closing, no legal action, suit or proceeding shall be pending that seeks to restrain or prohibit the transactions contemplated by this Agreement.

(b)           The representations and warranties of the Company contained in this Agreement shall have been true and correct in all material respects on the date of this Agreement and shall be true and correct as of the Closing as if made on the Closing Date.

8.	MISCELLANEOUS PROVISIONS

(a)           All parties hereto have been represented by counsel, and no inference shall be drawn in favor of or against any party by virtue of the fact that such party’s counsel was or was not the principal draftsman of this Agreement.

(b)           Each of the parties hereto shall be responsible to pay the costs and expenses of its own legal counsel in connection with the preparation and review of this Agreement and related documentation.

(c)           Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

(d)           The representations, warranties and agreement of the Subscriber and the Company made in this Agreement shall survive the execution and delivery of this Agreement and the delivery of the Securities.

(e)           Any party may send any notice, request, demand, claim or other communication hereunder to the Subscriber at the address set forth on the signature page of this Agreement or to the Company at its primary office (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

(f)           Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns.  If the Subscriber is more than one person or entity, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and its heirs, executors, administrators, successors, legal representatives and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

(g)           This Agreement is not transferable or assignable by the Subscriber.

(h)           This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

(i)           The Company and the Subscriber hereby agree that any dispute that may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in the City of New York, Borough of Manhattan, and they hereby submit to the exclusive jurisdiction of the federal and state courts of the State of New York located in the City of New York, Borough of Manhattan with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, postage prepaid, in care of the address set forth herein or such other address as either party shall furnish in writing to the other.

(j)           WAIVER OF JURY TRIAL.  IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(j)           This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the Subscriber has executed this Agreement on the ____ day of _____, 2011.

x $0.40 for each Unit =
Units subscribed for		Aggregate Purchase Price

The undersigned Subscriber hereby elects to purchase Units consisting of

☐ Common Stock

☐ Series A Preferred Stock (by 5% or greater holders only)

Manner in which Title is to be held (Please Check One):

1.	___	Individual	7.	___	Trust/Estate/Pension or Profit sharing Plan Date Opened:______________
2.	___	Joint Tenants with Right of Survivorship	8.	___	As a Custodian for ________________________________ Under the Uniform Gift to Minors Act of the State of ________________________________
3.	___	Community Property	9.	___	Married with Separate Property
4.	___	Tenants in Common	10.	___	Keogh
5.	___	Corporation/Partnership/ Limited Liability Company	11.	___	Tenants by the Entirety
6.	___	IRA

ALTERNATIVE DISTRIBUTION INFORMATION

To direct distribution to a party other than the registered owner, complete the information below. YOU MUST COMPLETE THIS SECTION IF THIS IS AN IRA INVESTMENT.

Name of Firm (Bank, Brokerage, Custodian):

Account Name:

Account Number:

Representative Name:

Representative Phone Number:

Address:

City, State, Zip:

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
INDIVIDUAL SUBSCRIBERS MUST COMPLETE THIS PAGE 18.
SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 19.

EXECUTION BY NATURAL PERSONS

_____________________________________________________________________________ Exact Name in Which Title is to be Held

_________________________________ Name (Please Print)	_________________________________ Name of Additional Purchaser

_________________________________ Residence: Number and Street	_________________________________ Address of Additional Purchaser

_________________________________ City, State and Zip Code	_________________________________ City, State and Zip Code

_________________________________ Social Security Number	_________________________________ Social Security Number

_________________________________ Telephone Number	_________________________________ Telephone Number

_________________________________ Fax Number (if available)	________________________________ Fax Number (if available)

_________________________________ E-Mail (if available)	________________________________ E-Mail (if available)

__________________________________ (Signature)	________________________________ (Signature of Additional Purchaser)

ACCEPTED this ___ day of _________ 2011, on behalf of the Company.

By:_________________________________ Name: Title:

[SIGNATURE PAGE FOR SUBSCRIPTION AGREEMENT]

EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY
(Corporation, Partnership, LLC, Trust, Etc.)

_____________________________________________________________________________ Name of Entity (Please Print)

Date of Incorporation or Organization:

State of Principal Office:

Federal Taxpayer Identification Number:

____________________________________________
Office Address

____________________________________________
City, State and Zip Code

____________________________________________
Telephone Number

____________________________________________
Fax Number (if available)

____________________________________________
E-Mail (if available)

By: _________________________________ Name: Title:

[seal] Attest: _________________________________ (If Entity is a Corporation)	_________________________________ _________________________________ Address

ACCEPTED this ____ day of __________ 2011, on behalf of the Company.

By: _________________________________ Name: Title:

[SIGNATURE PAGE FOR SUBSCRIPTION AGREEMENT]

INVESTOR QUESTIONNAIRE

Instructions:  Check all boxes below which correctly describe you.

☐
You are (i) a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), (ii) a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity, (iii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iv) an insurance company as defined in Section 2(13) of the Securities Act, (v) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), (vi) a business development company as defined in Section 2(a)(48) of the Investment Company Act, (vii) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended, (viii) a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and you have total assets in excess of $5,000,000, or (ix) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and (1) the decision that you shall subscribe for and purchase shares of common stock and warrants to purchase common stock (the “Units”), is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or (2) you have total assets in excess of $5,000,000 and the decision that you shall subscribe for and purchase the Shares is made solely by persons or entities that are accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act (“Regulation D”) or (3) you are a self-directed plan and the decision that you shall subscribe for and purchase the Units is made solely by persons or entities that are accredited investors.

☐	You are a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

☐
You are an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a corporation, Massachusetts or similar business trust or a partnership, in each case not formed for the specific purpose of making an investment in the Units and its underlying securities in excess of $5,000,000.

☐	You are a director or executive officer of the Company.

☐	You are a natural person whose individual net worth, or joint net worth with your spouse, exceeds $1,000,000 (excluding residence) at the time of your subscription for and purchase of the Units.

☐
You are a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of the two most recent years, and who has a reasonable expectation of reaching the same income level in the current year.

☐
You are a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units and whose subscription for and purchase of the Units is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

☐	You are an entity in which all of the equity owners are persons or entities described in one of the preceding paragraphs.

Check all boxes below which correctly describe you.

With respect to this investment in the Units, your:

Investment Objectives:      ☐ Aggressive Growth      ☐ Speculation

Risk Tolerance:                    ☐ Low Risk                        ☐ Moderate Risk            ☐ High Risk

Are you associated with a FINRA Member Firm?    ☐ Yes    ☐ No

Your initials (purchaser and co-purchaser, if applicable) are required for each item below:

____ ____	I/We understand that this investment is not guaranteed.

____ ____	I/We are aware that this investment is not liquid.

____ ____	I/We are sophisticated in financial and business affairs and are able to evaluate the risks and merits of an investment in this offering.

____ ____
I/We confirm that this investment is considered “high risk.” (This type of investment is considered high risk due to the inherent risks including lack of liquidity and lack of diversification.  Success or failure of private placements such as this is dependent on the corporate issuer of these securities and is outside the control of the investors. While potential loss is limited to the amount invested, such loss is possible.)

The Subscriber hereby represents and warrants that all of its answers to this Investor Questionnaire are true as of the date of its execution of the Subscription Agreement pursuant to which it purchased the Units.

___________________________________
Name of Purchaser  [please print]

___________________________________
Signature of Purchaser (Entities please
provide signature of Purchaser’s duly
authorized signatory.)

___________________________________
Name of Signatory (Entities only)

___________________________________
Title of Signatory (Entities only)
___________________________________ Name of Co-Purchaser [please print] ___________________________________ Signature of Co-Purchaser

[SIGNATURE PAGE FOR INVESTOR QUESTIONNAIRE]

Exhibit A

Series A Preferred Stock Certificate of Designation

See Exhibit No 10.4 on Form 8K filed with the SEC on October 6, 2011

Exhibit B

Form of Warrant

See Exhibit No 10.3 on Form 8K filed with the SEC on October 6, 2011

Exhibit C

Wire Instructions

Citibank
666 Fifth Avenue
New York, NY 10103
A/C of Sichenzia Ross Friedman Ference LLP
A/C#:	92883436
ABA#:	021000089
SWIFT Code:	CITIUS33
Ref:	BULLFROG GOLD CORP.

Exhibit D

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Agreement”) is made as of ___ __, 2011, by and among BULLFROG GOLD CORP., a Nevada corporation, with an address at _______ (“Bullfrog”), and Sichenzia Ross Friedman Ference LLP, with an address at 61 Broadway, New York, New York 10006 (the “Escrow Agent”).  Capitalized terms used but not defined herein shall have the meanings set forth in that certain form of Subscription Agreement, annexed hereto as Schedule I, as amended or supplemented from time-to-time, including all attachments, schedules and exhibits thereto (the “Subscription Agreement”).

W I T N E S S E T H:

WHEREAS, Bullfrog desires to sell (the “Offering”) a maximum amount of $3,750,000 of Units (subject to increase) (“Maximum Amount”).  It is contemplated that each Unit shall be sold for $0.40  and shall consist of (i) either one share of Common Stock of Bullfrog or one share of Series A Preferred Stock of Bullfrog with each one share of Series A Preferred Stock convertible into one share of Common Stock of Bullfrog, with such choice to be elected by the Subscriber (the “Shares”) and (ii) a three-year warrant to purchase 50% of the number of Shares purchased an exercise price of $0.60 per share (the “Warrant”);

WHEREAS, Bullfrog desires to establish an escrow account with the Escrow Agent into which it shall instruct the Subscribers to deposit and wire funds for the payment of money made payable to the order of “Sichenzia Ross Friedman Ference LLP, as Escrow Agent for Bullfrog Gold Corp.”, and Escrow Agent is willing to accept checks and other instruments and wires for the payment of money in accordance with the terms hereinafter set forth; and

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

TERMS OF THE ESCROW

1.1           The parties hereby agree to establish an escrow account (the “Escrow Account”) with the Escrow Agent whereby the Escrow Agent shall hold the collected funds deposited into the Escrow Account (the “Escrow Funds”).

1.2           Upon the Escrow Agent’s receipt of the Escrow Funds from the Subscribers for the Closing, it shall telephonically advise Bullfrog, or Bullfrog’S designated attorney or agent, of the amount of funds it has received into the Escrow Account.

1.3           Wire transfers to the Escrow Agent shall be made as follows:

Citibank
New York, NY
A/C of	Sichenzia Ross Friedman Ference LLP
A/C#:	92883436
ABA#:	021000089
SWIFT Code:	CITIUS33
REFERENCE:	BULLFROG GOLD CORP.

1.4          The Escrow Agent shall, upon receipt of written instructions in a form and substance satisfactory to the Escrow Agent from Bullfrog, assuming the Minimum Offering (as defined in the Subscription Agreement) has been subscribed and been accepted by Bullfrog, pay the Escrow Funds in accordance with such written instructions, such payment or payments to be made by wire transfer within one (1) business day of receipt of such written instructions.

1.5          Bullfrog may reject or cancel any subscription in the Offering in whole or in part. If payment for any such rejected or canceled subscription has been delivered to the Escrow Agent, Bullfrog will inform the Escrow Agent of the rejection or cancellation, and the Escrow Agent upon receiving such notice shall promptly return such funds to said Subscriber, but in no event prior to those funds becoming collected and available for withdrawal. In addition, if Subscribers are required to reconfirm their subscription upon receipt of the Form 8-K. Subscribers who do not reconfirm their subscription will be entitled to a return of their subscription funds, without interest or deduction, and the Escrow Agent upon receiving written notice from Bullfrog shall promptly return such funds to such Subscribers.

ARTICLE II

MISCELLANEOUS

2.1           No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained.  No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

2.2           Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile prior to 5:30 p.m. (Eastern Time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile on a day that is not a Business Day or later than 5:30 p.m. (Eastern Time) on any Business Day, (c) the 2nd Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  As used herein, “Business Day” shall mean any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

2.3           This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

2.4           This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.  This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

2.5           Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine.  This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if all parties had prepared the same.

2.6           The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York.  Any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall only be brought in a state or Federal court sitting in New York City.

2.7           The Escrow Agent’s duties hereunder may be altered, amended, modified or revoked only by a writing signed by the parties hereto.

2.8           The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith and in the absence of gross negligence, fraud and willful misconduct.

2.9           The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court.  In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

2.10           The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Subscription Agreement or any documents or papers deposited or called for thereunder in the absence of gross negligence, fraud and willful misconduct.

2.11           The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent’s duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation; provided that the costs of such compensation shall be borne by the Escrow Agent.

2.12           The Escrow Agent’s responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by giving written notice to Bullfrog.  In the event of any such resignation, the Subscribers and Bullfrog shall appoint a successor escrow agent and the Escrow Agent shall deliver to such successor escrow agent any Escrow Funds held by the Escrow Agent.

2.13           If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

2.14           It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents (if any) or the Escrow Funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent’s sole discretion (i) to retain in the Escrow Agent’s possession without liability to anyone all or any part of said documents or the Escrow Funds until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (ii) to deliver the Escrow Funds and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of New York in accordance with the applicable procedure therefore.

2.15           Bullfrog and the Subscribers (together with and on behalf of their respective affiliates) agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby or by the Subscription Agreement, the related Transaction Dcouments, and any and all matters concerning Bullfrog relating to such Subscribers or affiliates, other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, fraud or willful misconduct of the Escrow Agent.

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of date first written above.

BULLFROG GOLD CORP.
By:__________________________________________ Name: Title:

ESCROW AGENT:
SICHENZIA ROSS FRIEDMAN FERENCE LLP
By:__________________________________________ Name: Title: AGREED AND ACCEPTED: SUBSCRIBER: By:__________________________________________ Name: Title:

Exhibit E

Registration Rights Agreement

See Exhibit No 10.2 on Form 8K filed with the SEC on October 6, 2011